RATIFICATION OF STOCK PLEDGE AGREEMENT


         This RATIFICATION OF STOCK PLEDGE AGREEMENT, dated as of May 21, 1996 (the "Agreement"), is made by NATIONAL RESTAURANT ENTERPRISES, INC. d/b/a AmeriKing, a Delaware corporation ("NRE"), in favor of BURGER KING CORPORATION, a Florida corporation ("BKC").

                                R E C I T A L S

         A. AmeriKing Tennessee Corporation I, a Delaware corporation and a wholly-owned subsidiary of NRE (the "Company"), has executed a note dated November 21, 1995 in favor of BKC in the original principal amount of $6,920,700, which amount has been reduced to $6,093,067.16 by an optional prepayment of $827,632.84 (the "Secured Promissory Note").

         B. The Secured Promissory Note is secured by a pledge of all of the outstanding capital stock of the Company pursuant to a Stock Pledge Agreement dated November 21, 1995 between BKC and NRE (the "Stock Pledge Agreement").

         C. The Company has requested BKC to extend the term of the Secured Promissory Note until July 19, 1996, and BKC has required, as a condition precedent to entering into an extension agreement of even date herewith (the "Extension Agreement") with the Company, that NRE execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration) the receipt and sufficiency of which is hereby acknowledged, NRE, intending to be legally bound, does hereby covenant and agree as follows:

         1. Recitations. The foregoing recitals are true, complete and correct in all respects and are incorporated herein by reference and made a part hereof.

         2. Ratification of Stock Pledge Agreement. NRE hereby consents to the execution by the Company of the Extension Agreement and all documents, instruments and certificates executed in connection therewith. NRE hereby ratifies all of the provisions of the Stock Pledge Agreement and agrees that the Stock Pledge Agreement shall remain in full force and effect in accordance with its terms.

         3. Representations and Warranties. NRE represents and warrants as follows:

         (a) There are no actions, suits or proceedings pending or threatened against or affecting NRE which, if adversely





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determined, would have a material adverse effect on the financial condition or operations of NRE or would otherwise impair its ability to perform its obligations under the Stock Pledge Agreement, or involving the validity or enforceability of the Stock Pledge Agreement before any court of law or equity or any administrative board or before or by any governmental authority, and NRE is not in default under the terms of any order, writ, injunction, decree or demand of any court or any governmental authority.

         (b) NRE agrees with, and for the benefit of BKC, that NRE has no claims, offsets or defenses against BKC or against the enforcement of the terms of the Stock Pledge Agreement through the date of NRE's execution of this Agreement.

         (c) NRE releases and relieves BKC of and from any claims of, or liabilities or obligations whatsoever to, NRE in any way arising from or growing out of any actions of BKC relating to the Stock Pledge Agreement or any of the documents executed in connection therewith through the date of NRE's execution of this Agreement.

         4. Counterparts. This Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument.

         NRE AND BKC HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE STOCK PLEDGE AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

         WITNESS the due execution hereof as of date set forth above.

                                       NATIONAL RESTAURANT ENTERPRISES, INC.



                                       By:
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                                       Title:
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